UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            July 25, 2002
                                                            -------------


                              Snap-On Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                     1-7724                    39-0622040
           --------                     ------                    ----------
(State or other jurisdiction of (Commission File Number)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------


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Item 5.           Other Events

On July 25, 2002, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Reports Improved Second Quarter EPS and Continues to Strengthen Cash Flow and Balance Sheet." The text of the press release is filed herewith as Exhibit 99 and incorporated herein by reference. The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

Item 7.           Financial Statements and Exhibits

(c)  Exhibits

      99          Press Release of Snap-on Incorporated, dated July 25, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SNAP-ON INCORPORATED



Date:  July 25, 2002        By: /s/ Blaine A. Metzger
                                ------------------------------------------------
                                Blaine A. Metzger, Principal Accounting Officer, Vice President and Controller